                                                                            FORM


                              TERWIN ADVISORS LLC,

                                     SELLER


                                       and


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,

                                    PURCHASER



                   MORTGAGE LOAN SALE AND ASSIGNMENT AGREEMENT

                           Dated as of October 1, 2003



                              Terwin Mortgage Trust
                (Asset-Backed Certificates, Series TMTS 2003-5SL)

                                TABLE OF CONTENTS

                                                                                 Page
                                                                                 ----
ARTICLE I         CONVEYANCE OF MORTGAGE LOANS................................     1

        Section 1.01.     Sale of Mortgage Loans..............................     1

        Section 1.02.     Delivery of Documents...............................     2

        Section 1.03.     Review of Documentation.............................     2

        Section 1.04.     Representations and Warranties of the Seller........     2

        Section 1.05.     Grant Clause........................................    10

        Section 1.06.     Assignment by Depositor.............................    10

ARTICLE II        MISCELLANEOUS PROVISIONS....................................    10

        Section 2.01.     Binding Nature of Agreement; Assignment.............    10

        Section 2.02.     Entire Agreement....................................    11

        Section 2.03.     Amendment...........................................    11

        Section 2.04.     Governing Law.......................................    11

        Section 2.05.     Severability of Provisions..........................    12

        Section 2.06.     Indulgences; No Waivers.............................    12

        Section 2.07.     Headings Not to Affect Interpretation...............    12

        Section 2.08.     Benefits of Agreement...............................    12

        Section 2.09.     Counterparts........................................    12

                                    SCHEDULE

SCHEDULE A     Mortgage Loan Schedule

                                    EXHIBITS

EXHIBIT A             List of Transfer Agreements

        This MORTGAGE LOAN SALE AND ASSIGNMENT AGREEMENT, dated as of October 1, 2003 (the "Agreement"), is executed by and between Terwin Advisors LLC (the "Seller") and Merrill Lynch Mortgage Investors, Inc. (the "Depositor").

        All capitalized terms not defined herein shall have the same meanings assigned to such terms in that certain Pooling and Servicing Agreement (the "Pooling Agreement"), dated as of October 1, 2003, among the Depositor, Deutsche Bank National Trust Company, as trustee (the "Trustee"), Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator") and Wilshire Credit Corporation, as servicer (the "Servicer").

                              W I T N E S S E T H:

        WHEREAS, pursuant to the agreements listed on Exhibit A attached hereto (each, a "Transfer Agreement"), the Seller has purchased or received from various originators (each, a "Transferor") certain mortgage loans identified on the Mortgage Loan Schedule attached hereto as Schedule A (the "Mortgage Loans");

        WHEREAS, the Seller desires to sell, without recourse, all of its rights, title and interest in the Mortgage Loans to the Depositor, to assign all of its rights and interest under each Transfer Agreement, and to delegate all of its obligations thereunder, to the Depositor; and

        WHEREAS, the Seller and the Depositor acknowledge and agree that the Depositor will assign all of its rights and delegate all of its obligations hereunder to the Trustee, and that each reference herein to the Depositor is intended, unless otherwise specified, to mean the Depositor or the Trustee, as assignee, whichever is the owner of the Mortgage Loans from time to time.

        NOW, THEREFORE, in consideration of the mutual agreements herein set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Depositor agree as follows:


                                    ARTICLE I

                          CONVEYANCE OF MORTGAGE LOANS

        .1. Sale of Mortgage Loans. Concurrently with the execution and delivery of this Agreement, the Seller does hereby transfer, assign, set over, deposit with and otherwise convey to the Depositor, without recourse, subject to Sections 1.03 and 1.04, all the right, title and interest of the Seller in and to the Mortgage Loans identified on Schedule A hereto, having an aggregate principal balance as of the Cut-off Date of $_____________. Such conveyance includes, without limitation, the right to all distributions of principal and interest received on or with respect to the Mortgage Loans on or after October 1, 2003 other than payments of principal and interest due on or before such date, and all such payments due after such date but received prior to such date and intended by the related mortgagors to be applied after such date, together with all of the Seller's right, title and interest in and to each related account and all amounts from time to time credited to and the proceeds of such account, any REO Property and the proceeds thereof, the Seller's rights under any Insurance Policies related to the Mortgage Loans, and the Seller's security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties.

        Concurrently with the execution and delivery of this Agreement, the Seller hereby assigns to the Depositor all of its rights and interest under each Transfer Agreement, other than (i) any servicing rights retained pursuant to the provisions of such Transfer Agreement, to the extent relating to the Mortgage Loans and (ii) the Seller's right to indemnification from the related Transferor for breaches of representations and warranties under such Transfer Agreement. Concurrently with the execution hereof, the Depositor tenders the purchase price of $______________. The Depositor hereby accepts such assignment, and shall be entitled to exercise all such rights of the Seller under each Transfer Agreement, as if the Depositor had been a party to such agreement.

        Notwithstanding the foregoing, if the Depositor pursues any remedy against the Seller pursuant to Section 1.04(b) and the Seller fully performs such remedy, and to the extent such remedy could also be enforced against the Transferor under the related Transfer Agreement, the Depositor shall be deemed to have reassigned such rights and remedies that the Depositor has against such Transferor back to the Seller but only to the extent necessary to permit the Seller to pursue such remedies against the related Transferor pursuant to the terms of the related Transfer Agreement and only with respect to the Mortgage Loan(s) as to which such remedy has been fully performed by the Seller.

        .2. Delivery of Documents. In connection with such transfer and assignment of the Mortgage Loans hereunder, the Seller does hereby deliver, or cause to be delivered, to the Depositor (or its designee) the documents or instruments with respect to each Mortgage Loan (each a "Mortgage File") so transferred and assigned, as specified in the applicable Transfer Agreement.

        (a) For Mortgage Loans (if any) that have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Seller, in lieu of delivering the related Mortgage Files, herewith delivers to the Depositor an Officer's Certificate which shall include a statement to the effect that all amounts received in connection with such prepayment that are required to be deposited in the account maintained by the Servicer for such purpose have been so deposited.

        .3. Review of Documentation. The Depositor, by execution and delivery hereof, acknowledges receipt of the Mortgage Files pertaining to the Mortgage Loans listed on the Mortgage Loan Schedule, subject to review thereof by the trustee, Deutsche Bank National Trust Company (the "Trustee") for the Mortgage Loans for the Depositor. The Trustee is required to review, within 45 days following the Closing Date, each applicable Mortgage File. If in the course of such review the Trustee identifies any Material Defect, the Seller shall be obligated to cure such defect or to repurchase the related Mortgage Loan from the Depositor (or, at the direction of and on behalf of the Depositor, from the Trust Fund), or to substitute a Replacement Mortgage Loan therefor, in each case to the same extent and in the same manner as the Depositor is obligated to the Trustee and the Trust Fund under the Pooling Agreement.

        .4.    Representations and Warranties of the Seller.

        (a) The Seller hereby represents and warrants to the Depositor that as of the date hereof that:

               (i) The Seller is a Delaware limited liability company duly organized, validly existing and in good standing under the laws governing its creation and existence and has full power and authority to own its property, to carry on its business as presently conducted, and to enter into and perform its obligations under this Agreement;

               (ii) The execution and delivery by the Seller of this Agreement have been duly authorized by all necessary action on the part of the Seller; neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Seller or its properties which conflict or breach would have a material adverse effect on the ability of the Seller to perform hereunder;

               (iii) The execution, delivery and performance by the Seller of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof;

               (iv) This Agreement has been duly executed and delivered by the Seller and, assuming due authorization, execution and delivery by the Depositor, constitutes a valid and binding obligation of the Seller enforceable against it in accordance with its terms except as such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law; and

               (v) There are no actions, suits or proceedings pending or, to the knowledge of the Seller, threatened or likely to be asserted against or affecting the Seller, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Agreement or (B) with respect to any other matter which in the judgment of the Seller will be determined adversely to the Seller and will if determined adversely to the Seller adversely affect its ability to perform its obligations under this Agreement.

        (b) The representations and warranties of each Transferor with respect to the Mortgage Loans in the applicable Transfer Agreement were made as of the Closing Date. To the extent that any fact, condition or event with respect to a Mortgage Loan constitutes a breach of both (i) a representation or warranty of a Transferor under the applicable Transfer Agreement and (ii) a representation or warranty of the Seller under this Agreement, the Depositor shall have the right to enforce the obligations of the Seller and to the extent that the Seller fails to fulfill its contractual obligations hereunder then the Depositor shall have the right to enforce the obligations of such Transferor under any applicable representation or warranty made by it. If a Transferor fulfills its obligations under the provisions of the applicable Transfer Agreement by substituting for the affected Mortgage Loan a mortgage loan which is not a Replacement Mortgage Loan, the Seller shall, in exchange for such substitute mortgage loan, provide the Depositor (a) with the applicable Purchase Price for the affected Mortgage Loan or (b) within the two year period following the Closing Date, with a Replacement Mortgage Loan for such affected Mortgage Loan. Notwithstanding the foregoing, the Depositor will enforce the representations and warranties contained in Section 1.04(b) (vii), (xxxix), (xl) and (xli) only against the Seller and upon such enforcement any rights and remedies of the Depositor against the related Transferor regarding such representations and warranties will be considered to be reassigned by the Depositor back to the Seller. Subject to the foregoing, the Seller represents and warrants that as of the Closing Date, as to each Mortgage Loan, that:

        The information set forth in the Mortgage Loan Schedule is complete, true and correct in all material respects as of the Cut-off Date;

        All payments due on or prior to the Cut-off Date for such Mortgage Loan have been made as of the Closing Date, the Mortgage Loan is not 30 days or more delinquent in payment and has not been dishonored except as set forth in the Mortgage Loan Schedule;

        All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid;

        The terms of the Mortgage Loans have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded to the extent any such recordation is required by law, or, necessary to protect the interest of the Depositor. No mortgagor has been released, in whole or in part, from the terms thereof except in connection with an assumption agreement and which assumption agreement is part of the Mortgage File and the terms of which are reflected in the Mortgage Loan Schedule;

        The Mortgage Loans are not subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the Mortgage Loans, or the exercise of any right thereunder, render the Mortgage Loans unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto; and the mortgagor was not a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated;

        All buildings or other customarily insured improvements upon the Mortgaged Property are insured by a Qualified Insurer, against loss by fire, hazards of extended coverage and such other hazards as are provided for in the Fannie Mae Guides or by Freddie Mac, as well as all additional requirements set forth in Section 3.10 of the Pooling and Servicing Agreement. All such standard hazard policies are in full force and effect. If required by the Flood Disaster

Protection Act of 1973, as amended, the Mortgage Loan is covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration which policy conforms to Fannie Mae and Freddie Mac requirements, as well as all additional requirements set forth in Section
3.10 of the Pooling and Servicing Agreement. Such policy was issued by an insurer acceptable under Fannie Mae or Freddie Mac guidelines. The Mortgage Loan obligates the mortgagor thereunder to maintain all such insurance at the mortgagor's cost and expense, and upon the mortgagor's failure to do so, authorizes the holder of the mortgage to maintain such insurance at the mortgagor's cost and expense and to seek reimbursement therefor from the mortgagor;

        Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, disclosure, recording and all applicable predatory and abusive lending laws applicable to the Mortgage Loan have been complied with in all material respects;

        The Mortgage Loan has not been satisfied, canceled or subordinated, in whole or in part, or rescinded, and the Mortgaged Property has not been released from the lien of the mortgage, in whole or in part nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission;

        The related mortgage creates a second lien or a second priority ownership interest in an estate in fee simple in real property securing the related Mortgage Note. The related Mortgage is a valid, subsisting, enforceable and perfected second lien on the Mortgaged Property, subject only to (1) the related first lien, (2) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (3) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording which are acceptable to mortgage lending institutions generally and either (A) which are referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan, or (B) which do not adversely affect the appraised value of the Mortgaged Property as set forth in such appraisal, and (4) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting, enforceable and perfected second lien and second priority security interest, in each case, on the property described therein, and the Seller has the full right to sell and assign the same to the Depositor;

        The Mortgage Loans are original and genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in all respects in accordance with its terms subject to bankruptcy, insolvency, moratorium, reorganization and other laws of general application affecting the rights of creditors and by general equitable principles. All parties to the Mortgage Loans had the legal capacity to enter into the Mortgage Loans and to execute and deliver the Mortgage Loans. The Mortgage Loans have been duly and properly executed by such parties. No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to a Mortgage Loan has taken place on the part of Seller or the mortgagor, or, on the part of any other party involved in the origination of the Mortgage Loan. The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the mortgage were paid or are in the process of being paid, and the mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Loans;

        Immediately prior to the transfer and assignment to the Depositor on the Closing Date, the Mortgage Loans were not subject to an assignment or pledge, and the Seller had good and marketable title to and was the sole owner thereof and had full right to transfer and sell the Mortgage Loan to the Depositor free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest and has the full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign the Mortgage Loan pursuant to this Agreement and following the sale of the Mortgage Loan, the Depositor will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest;

        Each Mortgage Loan is covered by a lender's title insurance policy or other generally acceptable form of policy or insurance acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (ix)(1), (2), (3) and (4) above) the Seller, its successors and assigns, as to the first priority lien of the mortgage in the original principal amount of the Mortgage Loan. Where required by applicable state law or regulation, the mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. No claims have been made under such lender's title insurance policy, and no prior holder of the related mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

        There is no default, breach, violation or event of acceleration existing under the Mortgage Loans and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event permitting acceleration; and neither the Seller nor any prior mortgagee has waived any default, breach, violation or event permitting acceleration;

        There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to or equal to the lien of the related mortgage;

        All improvements subject to the mortgage which were considered in determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) and no improvements on adjoining properties encroach upon the Mortgaged Property except those which are insured against by the title insurance policy referred to in clause (ix) above and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances;

        The Mortgage Loan complies with all the terms, conditions and requirements of the Seller's Underwriting Standards in effect at the time of origination of such Mortgage Loan. The Mortgage Loans (exclusive of any riders) are on forms generally acceptable to Fannie Mae or Freddie Mac;

        The Mortgaged Property is not subject to any material damage by waste, fire, earthquake, windstorm, flood or other casualty. At origination of the Mortgage Loan there was, and there currently is, no proceeding pending for the total or partial condemnation of the Mortgaged Property. There have not been any condemnation proceedings with respect to the Mortgaged Property and there are no such proceedings scheduled to commence at a future date;

        The related mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby. There is no homestead or other exemption available to the mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the mortgage;

        If the Mortgage Loan constitutes a deed of trust, a trustee, authorized and duly qualified if required under applicable law to act as such, has been properly designated and currently so serves and is named in the Mortgage Loan, and no fees or expenses, except as may be required by local law, are or will become payable by the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale or attempted sale after default by the mortgagor;

        The related mortgage note is not and has not been secured by any collateral except the lien of the corresponding mortgage and the security interest of any applicable security agreement or chattel mortgage and such collateral does not serve as security for any other obligation;

        At the time the Mortgage Loan was originated, the mortgagor was not bankrupt or insolvent;

        The Mortgage Loans have an original term to maturity of not more than 30 years with interest payable in arrears. Each Mortgage Loan requires a monthly payment which is sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related mortgage interest rate; provided, however, in the case of a balloon Mortgage Loan, the Mortgage Loan matures at least five (5) years after the first payment date thereby requiring a final payment of the outstanding principal balance prior to the full amortization of the Mortgage Loan. No Mortgage Loan contains terms or provisions which would result in negative amortization;

        Each Mortgaged Property consists of a single parcel of real property with a detached single family residence erected thereon, or a two-to four-family dwelling, or an individual condominium unit in a condominium project, or an individual unit in a planned unit development or a de minimis planned unit development, provided, however, that no residence or dwelling is a single parcel of real property with a cooperative housing corporation erected thereon, or a mobile home. As of the date of origination, no portion of the Mortgaged Property was used for commercial purposes, and since the date of origination no portion of the Mortgaged Property has been used for commercial purposes;

        With respect to each Mortgage Loan that contains a prepayment penalty, such prepayment penalty is enforceable and such prepayment penalty is permitted pursuant to federal, state and local law. No Mortgage Loan will impose a prepayment penalty for a term in excess of five years from the date such Mortgage Loan was originated. Except as otherwise set forth on the Mortgage Loan Schedule, with respect to each Mortgage Loan that contains a prepayment penalty, such prepayment penalty will not exceed the maximum amount permitted under applicable law;

        As of the date of origination of the Mortgage Loan, the Mortgaged Property was lawfully occupied under applicable law, and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

        There is no pending action or proceeding directly involving the Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue; there is no violation of any environmental law, rule or regulation with respect to the Mortgaged Property; and nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property;

        Each Mortgage Loan has been serviced in all material respects in compliance with Accepted Servicing Practices, as defined in the Pooling Agreement;

        The Mortgage Loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority;

        With respect to any ground lease to which a Mortgaged Property may be subject: (i) a true, correct and complete copy of the ground lease and all amendments, modifications and supplements thereto is included in the Mortgage File, and the mortgagor is the owner of a valid and subsisting leasehold interest under such ground lease; (ii) such ground lease is in full force and effect, unmodified and not supplemented by any writing or otherwise except as contained in the Mortgage File; (iii) all rent, additional rent and other charges reserved therein have been fully paid to the extent payable as of the Closing Date; (iv) the mortgagor enjoys the quiet and peaceful possession of the leasehold estate, subject to any sublease; (v) the mortgagor is not in default under any of the terms of such ground lease, and there are no circumstances which, with the passage of time or the giving of notice, or both, would result in a default under such ground lease; (vi) the lessor under such ground lease is not in default under any of the terms or provisions of such ground lease on the part of the lessor to be observed or performed; (vii) the lessor under such ground lease has satisfied any repair or construction obligations due as of the Closing Date pursuant to the terms of such ground lease; (viii) the execution, delivery and performance of the Mortgage Loans do not require the consent (other than those consents which have been obtained and are in full force and effect) under, and will not contravene any provision of or cause a default under, such ground lease; (ix) the ground lease term extends, or is automatically renewable, for at least ten years beyond the maturity date of the related Mortgage Loan; and (x) the Depositor has the right to cure defaults on the ground lease;

        No Mortgage Loan has a Combined Loan-to-Value Ratio in excess of 100%;

        The Seller has not received notice of: (1) any proceeding for the total or partial condemnation of any Mortgaged Property, (2) any subsequent, intervening mortgage, lien, attachment, lis pendens or other encumbrance affecting any Mortgaged Property or (3) any default under any mortgage, lien or other encumbrance senior to each mortgage that has not been cured;

        No Mortgage Loan is a "home equity line of credit";

        The mortgagor has not notified the Seller and the Seller has no knowledge of any relief requested or allowed to the mortgagor under the Soldiers' and Sailors' Civil Relief Act of 1940, as amended;

        As of the Closing Date, each Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G of the Code and Treas. Reg.Section 1.860G-2 (as determined without regard to Treas. Reg. Section 1.860G-2(a)(3) or any similar rule that treats a defective obligation as a qualified mortgage for a temporary period);

        As of the Closing Date, no Mortgage Loan provides for interest other than at either (i) a single fixed rate in effect throughout the term of the Mortgage Loan or (ii) a "variable rate" (within the meaning of Treas. Reg.
Section 1.860G-1(a)(3)) in effect throughout the term of the Mortgage Loan;

        As of the Closing Date, the Seller would not, based on the delinquency status of the Mortgage Loans, institute foreclosure proceedings with respect to any of the Mortgage Loans prior to the next scheduled payment for such Mortgage Loan;

        As of the Closing Date, none of the Mortgage Loans was the subject of pending or final foreclosure proceedings;

        None of the proceeds of the Mortgage Loans were used to finance single-premium credit insurance policies;

        None of the Mortgage Loans are classified as (a) a "high cost mortgage" loan under the Home Ownership and Equity Protection Act of 1994 ("HOEPA") or (b) a "high cost home," "covered," "high cost," "high risk home" or "predatory" loan under any other applicable state, federal or local law;

        Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state and federal laws, including, but not limited to, all applicable predatory or abusive lending laws;

        No Mortgage Loan is a "high cost" a "covered" loan or any other similarly designated loan as defined under any state, local, or federal law, which law contains provisions which may result in liability to the purchaser or assignee of such loan;

        Where required or customary in the jurisdiction in which the Mortgaged Property is located, the original lender has filed for record a request for notice of any action by the senior lienholder under the related first lien, and the original lender has notified any senior lienholder in writing of the existence of the second lien Mortgage Loan and requested notification of any action to be taken against the Mortgagor by the senior lienholder;

        Each Mortgage Loan is either (i) covered by a "life of loan" Tax Service Contract which is assignable to the Purchaser or its designee at no cost to the Purchaser or its designee or (ii) the Seller shall reimburse to the Purchaser or its designee the cost of obtaining such contract; and

        Either (a) no consent for the second lien Mortgage Loan is required by the holder of the related first lien or (b) such consent has been obtained and is contained in the Mortgage File.

        It is understood and agreed that the representations and warranties set forth in Section 1.04(b) herein shall survive delivery of the Mortgage Files and the assignment of each Mortgage Loan to the Depositor. Upon discovery by either the Seller or the Depositor of a breach of any of the foregoing representations and warranties that adversely and materially affects the value of the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other party. Within 60 days of the earlier of receipt of written notice of such breach or discovery thereof by the Seller, the Seller shall either (a) cure such breach in all material respects, (b) repurchase such Mortgage Loan or any property acquired in respect thereof from the Depositor at the applicable Purchase Price or (c) within the two year period following the Closing Date, substitute a Replacement Mortgage Loan for the affected Mortgage Loan. The Seller indemnifies and holds the Trust Fund, the Trustee, the Depositor, the Servicer, the Master Servicer and each Certificateholder harmless against any and all taxes, claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other costs, fees and expenses that the Trust Fund, the Trustee, the Depositor, the Servicer, the Master Servicer and any Certificateholder may sustain in connection with any actions of the Seller relating to a repurchase of a Mortgage Loan other than in compliance with the terms of Section 2.03 of the Pooling Agreement and this Agreement, to the extent that any such action causes (i) any federal or state tax to be imposed on the Trust Fund or any REMIC provided for in the Pooling Agreement, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860(d)(1) of the Code, or (ii) any REMIC created in the Pooling Agreement to fail to qualify as a REMIC at any time that any Certificate is outstanding.

        .5. Grant Clause. It is intended that the conveyance of the Seller's right, title and interest in and to Mortgage Loans and other property conveyed pursuant to this Agreement shall constitute, and shall be construed as, a sale of such property and not a grant of a security interest to secure a loan. However, if such conveyance is deemed to be in respect of a loan, it is intended that: (1) the rights and obligations of the parties shall be established pursuant to the terms of this Agreement; (2) the Seller hereby grants to the Depositor a first priority security interest in all of the Seller's right, title and interest in, to and under, whether now owned or hereafter acquired, such Mortgage Loans and other property; and (3) this Agreement shall constitute a security agreement under applicable law.

        .6. Assignment by Depositor. The Depositor shall have the right, upon notice to but without the consent of the Seller, to assign, in whole or in part, its interest under this Agreement with respect to the Mortgage Loans to the Trustee, and the Trustee then shall succeed to all rights of the Depositor under this Agreement. All references to the Depositor in this Agreement shall be deemed to include its assignee or designee, specifically including the Trustee.

                                   ARTICLE II

                            MISCELLANEOUS PROVISIONS

        .1. Binding Nature of Agreement; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

        .2. Entire Agreement. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

        .3. Amendment. This Agreement may be amended from time to time by the Seller and the Depositor, without notice to or the consent of any of the Holders, (i) to cure any ambiguity or correct any mistake, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Certificates, the Trust Fund, the Pooling Agreement or this Agreement in any Offering Document; or to correct or supplement any provision herein which may be inconsistent with any other provisions herein, (iii) to make any other provisions with respect to matters or questions arising under this Agreement or (iv) to modify, alter, amend, add to or rescind any of the terms or provisions to the extent necessary or desirable to comply with any requirements imposed by the Code and the REMIC Provisions. No such amendment effected pursuant to clause (iii) of the preceding sentence shall adversely affect in any material respect the interests of any Holder. Any such amendment shall be deemed not to adversely affect in any material respect any Holder, if the Trustee receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce the then current rating assigned to the Certificates (and any Opinion of Counsel requested by the Trustee in connection with any such amendment may rely expressly on such confirmation as the basis therefor).

        (a) This Agreement may also be amended from time to time by the Seller and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Certificate Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby. For purposes of this paragraph, references to "Holder" or "Holders" shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.

        (b) It shall not be necessary for the consent of Holders under this
Section 2.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Holders shall be subject to such reasonable regulations as the Trustee may prescribe.

        .4. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

        .5. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

        .6. Indulgences; No Waivers. Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

        .7. Headings Not to Affect Interpretation. The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

        .8. Benefits of Agreement. Nothing in this Agreement, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder, any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

        .9. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the Seller and the Depositor have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.



                                       TERWIN ADVISORS LLC



                                       By:
                                           -------------------------------------
                                           Name:  Richard D. Winter, Jr.
                                           Title: Chief Executive Officer





                                       MERRILL LYNCH MORTGAGE INVESTORS, INC.



                                       By:
                                           -------------------------------------
                                           Name:  Matthew Whalen
                                           Title: President

                                   SCHEDULE A


                             MORTGAGE LOAN SCHEDULE

                                    EXHIBIT A

                               TRANSFER AGREEMENTS

1. Seller's Purchase, Warranties and Servicing Agreement, dated as of August 1, 2003, among Terwin Advisors, LLC, as Purchaser and Aames Capital Corporation, as Seller and Servicer.


2. Seller's Purchase, Warranties and Servicing Agreement, dated as of July 1, 2003, among Terwin Advisors, LLC, as Purchaser and Accredited Home Lenders, Inc., as Seller and Servicer.

3. Seller's Purchase, Warranties and Servicing Agreement, dated as of June 1, 2003, among Terwin Advisors, LLC, as Purchaser and Alliance Mortgage Banking Corp., as Seller and Servicer.

4. Seller's Purchase, Warranties and Servicing Agreement, dated as of September 17, 2003, among Terwin Advisors, LLC, as Purchaser and American Business Credit, Inc., HomeAmerican Credit, Inc., doing business as Upland Mortgage, and American Business Mortgage Services, Inc., as Seller and Servicer.

5. Seller's Purchase, Warranties and Servicing Agreement, dated as of March 1, 2003, among Terwin Advisors, LLC, as Purchaser and Barrington Capital Corporation, as Seller and Servicer.

6. Seller's Purchase, Warranties and Servicing Agreement, dated as of March 1, 2003, among Terwin Advisors, LLC, as Purchaser and Cambridge Home Capital, LLC, as Seller and Servicer.

7. Seller's Purchase, Warranties and Servicing Agreement, dated as of March 1, 2003, among Terwin Advisors, LLC, as Purchaser and Chapel Mortgage Corporation, as Seller and Servicer.

8. Seller's Purchase, Warranties and Interim Servicing Agreement, dated as of May 1, 2003, among Terwin Advisors, LLC, as Purchaser and Chase Manhattan Mortgage Corporation, as Seller and Servicer.

9. Seller's Purchase, Warranties and Interim Servicing Agreement, dated as of April 1, 2003, among Terwin Advisors, LLC, as Purchaser and Entrust Mortgage, as Seller and Servicer.

10. Seller's Purchase, Warranties and Interim Servicing Agreement, dated as of July 1, 2003, among Terwin Advisors, LLC, as Purchaser and First NCL Financial Services, LLC, as Seller and Servicer.

11. Seller's Purchase, Warranties and Interim Servicing Agreement, dated as of May 1, 2003, among Terwin Advisors, LLC, as Purchaser and First United Mortgage Banking, as Seller and Servicer.

12. Seller's Purchase, Warranties and Servicing Agreement, dated as of August 1, 2003, among Terwin Advisors, LLC, as Purchaser and Fremont Investment and Loan, as Seller and Servicer.

13. Seller's Purchase, Warranties and Servicing Agreement, dated as of March 1, 2003, among Terwin Advisors, LLC, as Purchaser and Genisys Financial Corporation, as Seller and Servicer.

14. Seller's Purchase, Warranties and Servicing Agreement, dated as of April 1, 2003, among Terwin Advisors, LLC, as Purchaser and Greenpoint Mortgage Funding Inc., as Seller and Servicer.

15. Seller's Purchase, Warranties and Servicing Agreement, dated as of August 1, 2003, among Terwin Advisors, LLC, as Purchaser and Harbourton Mortgage Investment Corporation, as Seller and Servicer.

16. Seller's Purchase, Warranties and Servicing Agreement, dated as of May 1, 2003, among Terwin Advisors, LLC, as Purchaser and Homestar Mortgage Services, as Seller and Servicer.

17. Seller's Purchase, Warranties and Interim Servicing Agreement, dated as of April 1, 2003, among Terwin Advisors, LLC, as Purchaser and Impac Funding Corporation, as Seller and Servicer.

18. Seller's Purchase, Warranties and Interim Servicing Agreement, dated as of April 1, 2003, among Terwin Advisors, LLC, as Purchaser and The Loan Center, LLC, as Seller and Servicer.

19. Seller's Purchase, Warranties and Interim Servicing Agreement, dated as of July 1, 2003, among Terwin Advisors, LLC, as Purchaser and Meritage Mortgage Corporation, as Seller and Servicer.

20. Seller's Purchase, Warranties and Interim Servicing Agreement, dated as of March 1, 2003, among Terwin Advisors, LLC, as Purchaser and Mortgage Enterprise Ltd., as Seller and Servicer.

21. Seller's Purchase, Warranties and Interim Servicing Agreement, dated as of March 1, 2003, among Terwin Advisors, LLC, as Purchaser and The Mortgage Store Financial, Inc., as Seller and Servicer.

22. Seller's Purchase, Warranties and Servicing Agreement, dated as of April 1, 2003, among Terwin Advisors, LLC, as Purchaser and Nation One Mortgage, as Seller and Servicer.

23. Seller's Purchase, Warranties and Servicing Agreement, dated as of April 1, 2003, among Terwin Advisors, LLC, as Purchaser and NJ Lenders Corp., as Seller and Servicer.

24. Seller's Purchase, Warranties and Interim Servicing Agreement, dated as of March 1, 2003, among Terwin Advisors, LLC, as Purchaser and New York Mortgage Company Corp., as Seller and Servicer.

25. Seller's Purchase, Warranties and Interim Servicing Agreement, dated as of March 1, 2003, among Terwin Advisors, LLC, as Purchaser and Olympia Mortgage Corporation, as Seller and Servicer.

26. Seller's Purchase, Warranties and Servicing Agreement, dated as of March 1, 2003, among Terwin Advisors, LLC, as Purchaser and Preferred Financial Group, Inc., as Seller and Servicer.

27. Seller's Purchase, Warranties and Interim Servicing Agreement, dated as of March 1, 2003, among Terwin Advisors, LLC, as Purchaser and SIB Mortgage Corp., as Seller and Servicer.

28. Seller's Purchase, Warranties and Servicing Agreement, dated as of June 1, 2003, among Terwin Advisors, LLC, as Purchaser and Shasta Financial Services, as Seller and Servicer.

29. Seller's Purchase, Warranties and Servicing Agreement, dated as of May 1, 2003, among Terwin Advisors, LLC, as Purchaser and Steward Financial Inc., as Seller and Servicer.

30. Seller's Purchase, Warranties and Servicing Agreement, dated as of March 1, 2003, among Terwin Advisors LLC, as Purchaser and SIB Mortgage Corp., as Seller and Servicer.